UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 3, 2002


                        AMERICAN SOUTHWEST HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-27947                   86-0800964
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


4225 N. BROWN AVE., SCOTTSDALE, ARIZONA                             85251
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (480) 945-0623

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On December 3, 2002 the Board of Directors of American Southwest  Holdings,
Inc.  (the  "Registrant")   approved  the  resignation  of  Ashworth,   Mitchell
Brazelton, PLLC ("AMB") as the Registrant's certifying accountant.

     AMB had been Registrant's certifying accountant for the prior two years. During the past two years AMB's report on Registrant's financial statements contained no adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope, or accounting principles, except for a fourth explanatory paragraph regarding Registrant's "ability to continue as a going concern." Registrant had no disagreements with AMB during the past two years and any subsequent interim period preceding the date of dismissal on December 3, 2002 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AMB, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     Registrant has made the contents of this Form 8-K filing available to AMB and requested it to furnish a letter to the Securities and Exchange Commission as to whether AMB agrees or disagrees with, or wishes to clarify Registrant's expression of their views. A copy of AMB's letter to the SEC is included as an exhibit to this filing.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements of Businesses Acquired. Not applicable.

          (b)  Pro-Forma Financial Information. Not applicable.

          (c)  Exhibits.

               (i)  Letter of Ashworth, Mitchell Brazelton, PLLC to the SEC.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

                                  AMERICAN SOUTHWEST HOLDINGS, INC.



Date: May 3, 2004                 By: /s/ Alan Doyle
                                      -------------------------------------
                                      Alan Doyle
                                      President (Chief Executive Officer)


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